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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): October 27, 2003


                         UNITEDHEALTH GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    MINNESOTA
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                 (State or Other Jurisdiction of Incorporation)


        1-10864                                           41-1321939
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(Commission File Number)                    (I.R.S. Employer Identification No.)


       UNITEDHEALTH GROUP CENTER
          9900 BREN ROAD EAST
         MINNETONKA, MINNESOTA                                      55343
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (952) 936-1300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           On October 27, 2003, UnitedHealth Group Incorporated, a Minnesota corporation ("UnitedHealth Group"), announced that it had entered into an Agreement and Plan of Merger, dated as of October 26, 2003 (the "Merger Agreement"), with Mid Atlantic Medical Services, Inc., a Delaware corporation ("MAMSI"), pursuant to which MAMSI will merge with and into a wholly owned subsidiary of UnitedHealth Group.

           A copy of the Merger Agreement and UnitedHealth Group's press release announcing this transaction are attached as exhibits hereto and are incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibits attached hereto.

           UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies or consents from the holders of MAMSI common stock in connection with the proposed transactions. Information about the directors and executive officers of UnitedHealth Group is set forth in the proxy statement for UnitedHealth Group's 2003 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2003. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy/consent solicitation statement if and when it becomes available.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibit No.                              Exhibit
           -----------                              -------

               2.1 Agreement and Plan of Merger, dated as of October 26, 2003, by and among UnitedHealth Group Incorporated, Mu Acquisition LLC and Mid Atlantic Medical Services, Inc.

              99.1               Press Release, dated October 27, 2003



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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 27, 2003
                                           UNITEDHEALTH GROUP INCORPORATED

                                           By: /s/ David J. Lubben
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                                               David J. Lubben
                                               General Counsel & Secretary















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                                  EXHIBIT INDEX


    Exhibit No.                                  Description
    -----------                                  -----------

        2.1 Agreement and Plan of Merger, dated as of October 26, 2003, by and among UnitedHealth Group Incorporated, Mu Acquisition LLC and Mid Atlantic Medical Services, Inc.

       99.1                     Press Release, dated October 27, 2003